UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 20, 2012

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    On June 20, 2012, the Board of Directors of Winnebago Industries, Inc. (the “Company”), upon the recommendation of the Human Resources Committee (the “Committee”), approved effective August 26, 2012, the beginning of the Company's 2013 fiscal year, (i) the Officers Incentive Compensation Plan-Fiscal Period 2013 (the “2013 Incentive Compensation Plan”) and (ii) the Officers Long‑Term Incentive Plan-Fiscal Three‑Year Period 2013, 2014 and 2015 (the “LTIP 2013‑2015”). Randy J. Potts (Chairman of the Board, Chief Executive Officer and President), Sarah N. Nielsen (Vice President, Chief Financial Officer) and William J. O'Leary (Vice President, Product Development), each currently employed by the Company and a “named executive officer” as determined by Securities and Exchange Commission reporting rules (collectively, the “Named Executive Officers”), will participate in both the 2013 Incentive Compensation Plan and the LTIP 2013‑2015.
The 2013 Incentive Compensation Plan provides for an annual incentive award based upon financial performance of the Company. The purpose of the 2013 Incentive Compensation Plan is to promote the growth and profitability of the Company by providing its officers with an incentive to achieve corporate profit objectives and to attract and retain officers who will contribute to the achievement of growth and profitability of the Company. The 2013 Incentive Compensation Plan is an annual program that provides for annual measurements of financial performance and an opportunity for an annual incentive payment based on financial results measured against predetermined financial performance targets established by the Board of Directors (such as earnings, return on equity, return on invested capital or other applicable measures). Under the 2013 Incentive Compensation Plan, the amount of the Named Executive Officers' incentive compensation for the fiscal year shall be in direct proportion to the Company's financial performance expressed as a percentage (Financial Factor) against the base salary bonus (Target) for each participant. The Named Executive Officers must be employed by the Company at the end of the fiscal year to be eligible for any incentive payment, except for pro-rated payments made at the discretion of the Committee in the event of retirement, disability or death or upon a Change in Control as described below.
The 2013 Incentive Compensation Plan provides for a bonus (Target) of 90% (for the Chief Executive Officer) and 60% (in the case of the other Named Executive Officers) of base salary, respectively, comprised of 2/3 cash and 1/3 restricted stock, at 100% achievement of the financial objectives. The price of the restricted stock will be the closing market price of the Company's common stock on the date the grant is approved by the Committee in October following fiscal year end. The stock award restriction will be removed one year after the grant date.
Pursuant to the 2013 Incentive Compensation Plan, the Board of Directors reserves the right to modify the Financial Factor used in determining the incentive compensation by plus or minus 20% based upon strategic organizational goals and priorities established by the Board of Directors. Strategic performance is evaluated annually by the Committee and submitted for approval by the Board of Directors. The financial performance measurement or measurements, strategic factors and the threshold, target and maximum performance levels for which bonuses will be paid pursuant to the 2013 Incentive Compensation Plan have not yet been established by the Committee or the Board. Financial performance achievement levels may be adjusted to include or exclude specific items of an unusual nature or non‑operating or significant events not anticipated by the Committee when financial performance measurements were established, as determined by the Committee in its sole discretion and as permitted by the 2013 Incentive Compensation Plan.
In the event of a “Change in Control” (as defined in the 2013 Incentive Compensation Plan) participants are entitled to receive full annual awards within 15 days of the effective date of the Change of Control based on the Committee's estimate of the Company's financial performance through the end of the year in which such Change in Control occurs.
The Named Executive Officers are also eligible for incentive awards under the LTIP 2013‑2015. The purpose of the LTIP 2013‑2015 is to promote the long-term growth and profitability of the Company by providing the officers of the Company with an incentive to achieve long-term corporate profit objectives and to attract and retain officers who will contribute to the achievement of growth and profitability of the Company. The LTIP 2013‑2015 provides for incentive awards consisting of performance stock grants made in restricted shares of the Company's Common Stock. The awards under the LTIP 2013‑2015 are based upon the Company's financial performance as measured against the Company's financial results at the end of the three year fiscal period. The Named Executive Officers must be employed by the Company at the end of fiscal 2015 to be eligible for an incentive award under the LTIP 2013‑2015, except upon a Change in Control as described below.
Under the LTIP 2013-2015, the amount of the participants' long‑term incentive award for the three‑year fiscal period is in direct proportion to the Company's financial performance expressed as a percentage (Financial Factor) against award targets for each participant predetermined by the Board of Directors (such as earnings, return on equity, return on invested capital or other applicable measures). The Company's financial results for the three‑year fiscal period are used in determining the Financial Factor to be used for that plan period when calculating the participants' long‑term incentive awards. Restricted stock earned under the LTIP 2013-2015 and approved by the Committee will be awarded as soon as practical after the Company's year-end accounting following the 2015 fiscal year end. The price of any restricted stock award will be the closing market price of the Company's Common Stock on the date in which the grant is approved by the Committee. The stock award restriction will be removed one year after the grant date.
The long‑term incentive for the Named Executive Officers provides for an opportunity of 25% of the annualized base salary (Target) to be awarded in restricted stock at 100% achievement of the financial long-term objectives. The annualized base salary figure used is the salary in place for each participant as of September 2012. The resultant incentive award (at 100% of the three‑year fiscal management plan) will be adjusted up or down as determined by actual financial performance expressed as a percentage (Financial Factor) at the end of the three‑year fiscal period.
The financial performance measurement or measurements and the threshold, target and maximum performance levels for which incentive awards will be paid pursuant to the LTIP 2013-2015 have not yet been established by the Committee or the Board. Financial performance achievement levels may be adjusted to include or exclude specific items of an unusual nature or non‑operating or significant events not anticipated by the Committee when financial performance measurements were established, as determined by the Committee in its sole discretion and as permitted by the LTIP 2013‑2015.
In the event of a “Change in Control” (as defined in the LTIP 2013-2015) participants are entitled to receive a full three‑year plan award within 15 days of the effective date based on the Committee's estimate of the Company's financial performance through the end of the LTIP 2013-2015 three‑year fiscal period.
In the event the Committee reasonably determines that the performance certified by the Committee, and any payment made to a participant with respect to the 2013 Incentive Compensation Plan or the LTIP 2013-2015 was based on the achievement of financial results that are subsequently the subject of a restatement due to material noncompliance with any financial reporting requirement under either generally accepted accounting principles or federal securities laws, other than as a result of changes to accounting rules and regulations, the participant will be obligated to repay to the Company such amounts required under any rules or regulations adopted by the Securities and Exchange Commission under Section 10D(b)(2) of the Securities Exchange Act of 1934, as amended, any rules or standards adopted by a national securities exchange on which the Company's equity securities are listed, any related guidance from a governmental agency which has jurisdiction over the administration of such provision, any judicial interpretation of such provision and as otherwise may be required under applicable law or Company policy, in each case as determined by the Committee.
Reference is made to each of the 2013 Incentive Compensation Plan and the LTIP 2013‑2015 filed as Exhibits 99.1 and 99.2, respectively, to this Report and are incorporated herein by this reference.
Also on June 20, 2012, the Board of Directors of the Company, upon the recommendation of the Committee, authorized an adjustment to the base salary of Mr. Potts from $364,000 to $464,000 effective June 25, 2012, in recognition of Mr. Potts' assumption of the role of the Company's Chairman of the Board in February 2012, in addition to his positions as Chief Executive Officer and President.

Item 9.01     Financial Statements and Exhibits

(c)Exhibits

Exhibit
Number	Description

99.1	Officers Incentive Compensation Plan Fiscal Period 2013

99.2	Officers Long-Term Incentive Plan Fiscal Three-Year Period 2013, 2014 and 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 25, 2012	WINNEBAGO INDUSTRIES, INC.

		By:	/s/ Randy J. Potts
		Name:	Randy J. Potts
		Title:	Chairman of the Board, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Officers Incentive Compensation Plan Fiscal Period 2013

99.2	Officers Long-Term Incentive Plan Fiscal Three-Year Period 2013, 2014 and 2015

5